Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wilder Richman Historic Properties II, L.P. (the "Registrant") on Form 10-Q for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Paul Richman, Chief Executive Officer of Wilder Richman Historic Corporation, the general partner of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ Richard Paul Richman
--------------------------------------------
Richard Paul Richman
Chief Executive Officer of Wilder Richman
Historic Corporation, general partner of Registrant
October 20, 2004